CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         The undersigned executive officers of the Registrant hereby certify to the best of their knowledge that this Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: May 15, 2003               By: /s/Lawrence P. Calvert
                                     -------------------------------------------
                                     Name: Lawrence P. Calvert
                                     Title:Chief Executive Officer




Date: May 15, 2003               By: /s/Ronald J. Pence
                                     -------------------------------------------
                                     Name: Ronald J. Pence
                                     Title:President and Chief Financial Officer